                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

2001 Annual Shareholder Report
------------------------------
Delaware Diversified Growth Fund

October 16, 2001

Dear Shareholder:

Recap of Events - The fiscal year ended September 30, 2001, was quite a challenge for investors. As the U.S. economy weakened throughout the year, the stock market often left investors disappointed.

In October 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. When the economy began to weaken during the fall, those struggles turned into an extended bear market that severely challenged stock investors. During the fiscal year ended September 30, 2001, the S&P 500 Index gave up 26.61%.

Delaware Diversified Growth Fund returned -45.68% (Institutional Class and Class A shares at net asset value with 12b-1 fees waived and with dividends and distributions reinvested) during the fiscal year ended September 30, 2001. The Fund's performance was generally in line with that of its benchmark, the Russell 1000 Growth Index, which fell by 45.64% for the same one-year period. Large-cap growth funds tracked by Lipper averaged losses of 43.57% for the same period.

The disappointing returns for both the Fund and the Index were magnified by events during the final weeks of the period, when markets experienced a further, unexpected jolt. The terrorist attacks of September 11, 2001, brought about a new series of trials for our country and for the stock market as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001, and the close of your Fund's fiscal year a few weeks later, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, we believe that recovery has likely been pushed well into next year. When the New York Stock Exchange reopened on September 17th, after an unplanned four-day hiatus, stock prices generally fell further. The stock market stabilized during the two weeks of trading that followed the attacks. However, it has generally been characterized by a very unclear short-term outlook.

The good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001 and implemented two more cuts after mid-September. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Further, the Securities and Exchange Commission temporarily relaxed rules in September that allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Outlook - The U.S. has responded with great fortitude to the events of recent weeks. As international events unfold over the next several months, they are likely to have some impact on the stock market. At this point, it is difficult to predict what that impact will be. As a result, we believe any prediction of short-term market performance is imprudent. The just-closed third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source: Dow Jones).

At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by September 30, 2001. It is especially crucial at this time, however, that investors speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks likely pushed back any significant economic recovery until at least early 2002. In our opinion, 12 to 18 months remains a realistic time horizon for equity investors expecting positive results from an economic recovery.

We believe strongly in the resiliency of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.



Sincerely,


/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------

J. Paul Dokas
Senior Portfolio Manager

Robert E. Ginsberg
Equity Analyst

October 16, 2001

The Fund's Results
The past fiscal year saw significant declines in stock prices, driven by a slowdown in overall economic activity and concerns about the prospects for future economic growth. Although all major equity indexes posted negative returns for the period, growth stocks were hit particularly hard, as investors reassessed their methods of valuing growth stocks. During the year, the Nasdaq Composite Index experienced three of its five worst quarters of all time, and was down by more than 60% (Source: Bloomberg).

The landscape for growth investors has been extremely challenging for more than a year now, and many sectors and stocks that once contributed to the market's strong performance reversed direction and gave up gains during the past year's down market. The Lipper Large-Cap Growth Funds Average declined by 43.57% during your Fund's fiscal year, while our benchmark, the Russell 1000 Growth Index, fell by 45.64%. Your Fund practically matched the Russell 1000 Growth Index, posting a -45.68% return (Institutional Class and Class A shares at net asset value with 12b-1 fees waived and with dividends and distributions reinvested).

Technology stocks were the hardest hit stocks during the year, as many companies experienced a reversal in the sales and earnings growth of prior years. The financial health of many stocks in the sector became questioned.

JDS Uniphase, Cisco Systems, and Intel were among the technology companies in the Fund with high growth expectations but stock prices that fell during the year. As conditions worsened during our fiscal second half, we continued to trim certain technology positions. As of September 30, 2001, the Fund's computers and technology sector accounted for 17.3% of net assets, down from greater than 27% at mid-fiscal year. In addition, the Fund's electronics and electrical equipment sector, which also includes technology-related holdings, was reduced during the second half of the fiscal year.

At mid-year, we reported a reduction in telecommunication stocks, which were poor performers throughout the year. This trend continued during the second half, as we closed positions in telecom stocks Network Applicance, Tellabs, and Foundry Networks.

Throughout the fiscal year, healthcare and pharmaceutical stocks were often the beneficiaries of our sector rotations. This sector comprised the largest allocation as of September 30, 2001, at 27.4% of net assets. Among the Fund's top 10 holdings were pharmaceutical manufacturers Pfizer, Johnson & Johnson, and Merck & Company.

We have also taken care to remain well-diversified within the sector as well. Johnson & Johnson itself is a good example. The company derives a smaller percentage of revenue from pharmaceuticals sales than much of its competition, due to a focus on healthcare products and services. We also continued to hold biotechnology companies, such as Amgen, medical device manufacturers such as Medtronic, and healthcare service providers such as Cardinal Health.

As of September 30, 2001, we held a total of 137 large-cap growth stocks in the Fund. Another growing sector of the portfolio during the fiscal year was the relatively strong-performing banking, finance, and insurance sector. During the fiscal second half we added new positions within the sector that included Bank of New York, the insurance company American International Group, and mortgage lender Freddie Mac.

Outlook
We believe that the fiscal and monetary stimuli that has been pumped into the economy this year warrants a bright long-term outlook for the economy. Although the timing of that recovery has become much more uncertain in recent weeks, we are encouraged by the additional stimuli applied to the system since the events of September 11th.

We plan to continue with a disciplined process of investing in a diversified portfolio of stocks offering strong growth potential. We will monitor the market and economic environments, and strive to provide competitive return versus our benchmark index and peer funds. We think the long-term outlook for large-cap growth stocks remains strong, and we will continue to strive for a consistency of return relative to our benchmark.


Delaware Diversified Growth Fund
Top 10 Holdings
As of September 30, 2001

                                                                          Percentage
Company                             Sector                                of Net Assets
---------------------------------------------------------------------------------------
General Electric                    Electronics & Electrical Equipment       7.7%
Pfizer                              Pharmaceuticals                          5.6%
Microsoft                           Computers & Technology                   4.8%
AOL Time Warner                     Cable, Media & Publishing                3.0%
Intel                               Electronics & Electrical Equipment       2.9%
Wal-Mart Stores                     Retail                                   2.8%
American International Group        Banking, Finance & Insurance             2.7%
Merck & Company                     Pharmaceuticals                          2.4%
International Business Machines     Computers & Technology                   2.4%
Johnson & Johnson                   Healthcare                               2.3%

Delaware Diversified Growth Fund
As of September 30, 2001

Fund Objective:
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
$10.71 million

Number of Holdings
137

Fund Managers

J. Paul Dokas, Senior Portfolio Manager, joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is also a CFA charterholder.

Robert E. Ginsberg, Equity Analyst, graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in economics and a concentration in finance. Prior to joining Delaware in September of 1997, he was a Consultant at Andersen Consulting, working primarily with financial services companies. At Delaware, Mr. Ginsberg handles diverse analytical responsibilities involving large-capitalization stocks.

Delaware Diversified Growth Fund Performance*
---------------------------------------------
Average Annual Total Returns
Through September 30, 2001
                                                     Lifetime**      One Year
Delaware Diversified Growth Fund
Class A Shares (Est. 12/2/96)
    Excluding Sales Charge                            -2.82%          -45.68%
    Including Sales Charge                            -4.01%          -48.79%
Institutional Class Shares (Est. 12/2/96)             -2.82%          -45.68%
Russell 1000 Growth Index                             +5.54%          -45.64%
S&P 500 Index                                         +8.94%          -26.61%
S&P/Barra Growth Index                                +8.85%          -35.70%


Returns reflect the reinvestment of all dividends and distributions and a sales charge of 5.75% for Class A shares only, as indicated. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. No Class B or C shares were offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. S&P/Barra Growth Index measures those stocks in the S&P 500 Index with higher price-to-book ratios. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Diversified Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

This annual report is for the information of Delaware Diversified Growth Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

 *Please see the following page for a line graph on the Funds' performance since inception.
**Lifetime returns for the indexes listed assume a start date of December 31, 1996.

-------------------------------------------------------
Performance of a $10,000 Investment
December 2, 1996 (Fund inception) through September 30, 2001

Delaware Diversified Growth Fund - Growth of a $10,000 Investment

                  Delaware Diversified
                      Growth Fund            Russell 1000
                    Class A Shares           Growth Index
12/02/1996             $9,424                  $10,000
12/31/1996             $9,288                  $10,000
03/31/1997             $8,933                  $10,054
09/30/1997            $11,274                  $12,853
03/31/1998            $11,978                  $15,026
09/30/1998            $10,496                  $14,280
03/31/1999            $11,618                  $19,250
09/30/1999            $12,125                  $19,257
03/31/2000            $16,375                  $25,815
09/30/2000            $15,103                  $23,765
03/31/2001             $9,322                  $14,787
09/30/2001             $8,203                  $12,920


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Growth Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

 Statement of Net Assets
 Delaware Diversified Growth Fund
 September 30, 2001
                                               Number of            Market
                                                Shares              Value
                                               -----------------------------
 Common Stock- 100.03%
 Aerospace & Defense - 0.78%
 Boeing                                            1,700          $   56,950
 Honeywell International                           1,000              26,400
                                                                  ----------
                                                                      83,350
                                                                  ----------
 Banking, Finance & Insurance - 7.96%
 American International Group                      3,700             288,599
 Bank of New York                                  1,400              49,000
 Capital One Financial                             1,100              50,633
 Citigroup                                           600              24,300
 Freddie Mac                                       2,800             182,000
 Household International                             700              39,466
 Investment Technology                               700              38,843
 J.P. Morgan Chase                                   750              25,613
 MBNA                                              1,100              33,319
 Mellon Financial                                    900              29,097
 Morgan Stanley Dean Witter                        1,000              46,350
 Stilwell Financial                                  900              17,550
 U.S. Bancorp                                      1,238              27,459
                                                                  ----------
                                                                     852,229
                                                                  ----------
 Buildings & Materials - 0.32%
 Fluor                                               900              34,650
                                                                  ----------
                                                                      34,650
                                                                  ----------
 Business Services - 0.20%
 Manpower                                            800              21,064
                                                                  ----------
                                                                      21,064
                                                                  ----------
 Cable, Media & Publishing - 4.28%
*AOL Time Warner                                   9,800             324,380
*Clear Channel Communications                        452              17,967
*Gemstar - TV Guide International                  1,300              25,623
*Liberty Media                                     3,300              41,910
*Viacom                                            1,410              48,645
                                                                  ----------
                                                                     458,525
                                                                  ----------
 Computers & Technology - 17.28%
 Adobe Systems                                     1,600              38,368
 Automatic Data Processing                         1,600              75,264
*BEA Systems                                       1,500              14,385
*Brocade Communications System                       900              12,627
*Cisco Systems                                    16,900             205,842
*Citrix Systems                                    1,000              19,800
*Dell Computer                                     4,000              74,120
 Electronic Data Systems                           1,800             103,644
*EMC                                               6,700              78,725
 First Data                                          400              23,304
 International Business Machines                   2,800             258,440
 Linear Technology                                   700              22,960
*Micron Technology                                 2,000              37,660
*Microsoft                                        10,075             515,538
*Oracle                                           12,600             158,508
*Palm                                              6,900              10,074
*PeopleSoft                                        1,400              25,256
*Sun Microsystems                                 10,800              89,316
 Symbol Technologies                               3,600              37,764
*Veritas Software                                  1,905              35,128
*Yahoo                                             1,600              14,096
                                                                  ----------
                                                                   1,850,819
                                                                  ----------
 Consumer Products - 1.50%
 Gillette                                          2,700             80,460
 Procter & Gamble                                  1,100             80,069
                                                                  ----------
                                                                     160,529
                                                                  ----------

 Delaware Diversified Growth Fund
 Statement of Net Assets (continued)
                                               Number of            Market
                                                Shares              Value
                                               -----------------------------
 Electronics & Electrical Equipment - 14.99%
*Advanced Micro Devices                            2,200          $   17,930
*Altera                                            2,700              44,523
*Analog Devices                                    1,600              52,320
*Broadcom                                            400               8,120
 Danaher                                             800              37,744
 General Electric                                 22,100             822,120
 General Motors - Class H                          3,900              51,987
 Intel                                            15,100             307,889
*JDS Uniphase                                      4,340              27,429
*Kla - Tencor                                      1,300              41,054
 Newport Corp                                      1,000              14,100
*PMC - Sierra                                        700               7,273
*Teradyne                                          1,100              21,450
 Texas Instruments                                 4,210             105,166
*TranSwitch                                        2,800               8,568
*Triquint Semiconductor                            2,400              38,376
                                                                  ----------
                                                                   1,606,049
                                                                  ----------
 Energy - 2.45%
 Anadarko Petroleum                                  900              43,272
 Apache                                              700              30,093
*BJ Services                                       2,000              35,580
 Diamond Offshore Drilling                         1,300              32,786
 El Paso                                             800              33,240
*Noble Drilling                                    1,100              26,400
 Schlumberger                                        400              18,280
 Tidewater                                           800              21,352
 Williams                                            800              21,840
                                                                  ----------
                                                                     262,843
                                                                  ----------
 Environmental Services - 0.78%
 Ecolab                                            1,500              54,495
*Republic Services                                 1,800              29,160
                                                                  ----------
                                                                      83,655
                                                                  ----------
 Food, Beverage & Tobacco - 5.07%
 Adolph Coors                                        700              31,500
 Coca Cola                                         4,700             220,195
 Conagra                                           2,000              44,900
 Pepsico                                           1,900              92,150
 Philip Morris                                     3,200             154,528
                                                                  ----------
                                                                     543,273
                                                                  ----------
 Healthcare - 7.21%
 AmerisourceBergen                                   814              57,753
 Applied Biosystems Group - Applera                1,200              29,280
 Becton Dickinson                                  1,300              48,100
 Cardinal Health                                     750              55,463
*Guidant                                           1,900              73,150
 HCA - The Healthcare Company                        600              26,586
 Johnson & Johnson                                 4,400             243,760
 Medtronic                                         2,500             108,750
*Oxford Health Plans                               1,100              31,240
*PacifiCare Health Systems                         2,900              36,511
 PerkinElmer                                       1,100              28,864
*Wellpoint Health Networks                           300              32,745
                                                                  ----------
                                                                     772,202
                                                                  ----------
 Industrial Machinery - 0.97%
*Applied Materials                                 2,500              71,100
 SPX                                                 400              33,160
                                                                  ----------
                                                                     104,260
                                                                  ----------

 Leisure, Lodging & Entertainment - 0.79%
 Callaway Golf                                     2,500              32,000
*International Game Technology                       800              34,000
 Walt Disney                                       1,000              18,620
                                                                  ----------
                                                                      84,620
                                                                  ----------
 Paper & Forest Products - 0.35%
 Kimberly-Clark                                      600              37,200
                                                                  ----------
                                                                      37,200
                                                                  ----------

Delaware Diversified Growth Fund
Statement of Net Assets (continued)
                                               Number of             Market
                                                 Shares              Value
                                               -----------------------------
 Pharmaceuticals - 20.21%
 Abbott Laboratories                               2,600         $   134,810
*Abgenix                                             500              11,350
*Affymetrix                                        1,000              16,050
 American Home Products                            2,000             116,500
*Amgen                                             2,200             129,272
 Bristol-Myers Squibb                              4,000             222,240
 Eli Lilly                                         1,800             145,260
*Genentech                                         1,400              61,600
*Immunex                                           1,000              18,650
*IVAX                                              1,700              37,689
*Medimmune                                           600              21,378
 Merck & Company                                   3,900             259,740
*Millennium Pharmaceuticals                          800              14,208
 Pfizer                                           14,925             598,492
 Pharmacia                                         4,300             174,408
 Schering-Plough                                   5,100             189,210
*Sepracor                                            400              14,360
                                                                 -----------
                                                                   2,165,217
                                                                 -----------
 Retail - 9.10%
*AutoNation                                        2,400              21,096
 Circuit City Stores                               3,100              37,200
*Coach                                             1,400              37,114
 CVS                                               1,700              56,440
 Home Depot                                        6,100             234,057
*Kohl's                                              900              43,200
 Limited                                           1,900              18,050
 Lowe's                                              800              25,320
*Safeway                                           2,200              87,384
 Target                                            2,400              76,224
 Walgreen                                          1,200              41,316
 Wal-Mart Stores                                   6,000             297,000
                                                                 -----------
                                                                     974,401
                                                                 -----------
 Telecommunications - 4.57%
 AT&T                                              1,900              36,670
*AT&T Wireless Services                            3,000              44,820
*Comverse Technology                               1,400              28,672
*Crown Castle International                        2,800              25,200
*Nextel Communications                             4,400              38,104
*Qualcomm                                          1,800              85,572
 Qwest Communications International                2,000              33,400
 SBC Communications                                1,900              89,528
 Scientific-Atlanta                                1,800              31,590
*Sprint PCS                                        2,900              76,241
                                                                 -----------
                                                                     489,797
                                                                 -----------
 Transportation & Shipping - 0.31%
*FedEx                                               900              33,075
                                                                 -----------
                                                                      33,075
                                                                 -----------
 Utilities - 0.91%
*AES                                               2,800              35,896
*Calpine                                           2,700              61,587
                                                                 -----------
                                                                      97,483
                                                                 -----------
 Total Common Stock (cost $14,718,412)                            10,715,241
                                                                 -----------

 Total Market Value of Securities - 100.03%
    (cost $14,718,412)                                            10,715,241
 Liabilities Net of Receivables and
  Other Assets - (0.03%)                                              (3,042)
                                                                 -----------
 Net Assets Applicable to 1,802,359
  Shares Outstanding - 100.00%                                   $10,712,199
                                                                 ===========

Delaware Diversified Growth Fund
Statement of Net Assets (continued)

Net Asset Value - Delaware Diversified Growth Fund
Class A ($25,809 / 4,342 Shares)                                                                                $5.94
                                                                                                                -----

Net Asset Value - Delaware Diversified Growth Fund
Institutional Class ($10,686,390 / 1,798,017 Shares)                                                            $5.94
                                                                                                                =====

Components of Net Assets at September 30, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                          $16,582,790
Accumulated net realized loss on investments**                                                             (1,867,420)
Net unrealized depreciation of investments                                                                 (4,003,171)
                                                                                                          -----------
Total net assets                                                                                          $10,712,199
                                                                                                          -----------

 *Non-income producing security for the year ended September 30, 2001.
**Includes $82,585 of distributions in excess of net realized gain on investments.


Net Asset Value and Offering Price per Share -
Delaware Diversified Growth Fund
Net asset value Class A (A)                                                                                     $5.94
Sales charge (5.75% of offering price, or 6.06% of the amount invested per share) (B)                            0.36
                                                                                                                -----
Offering price                                                                                                  $6.30
                                                                                                                =====

--------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Diversified Growth Fund
Statement of Operations
Year Ended September 30, 2001

Investment Income:
Dividends                                                                     $71,526
Interest                                                                        1,841        $     73,367
                                                                              -------        ------------


Expenses:
Management fees                                                                81,900
Dividend disbursing and transfer agent fees and expenses                        5,705
Accounting and administration expenses                                          4,733
Trustees' fees                                                                  4,313
Reports and statements to shareholders                                          4,000
Distribution expenses                                                             104
Custodian fees                                                                    101
Other                                                                           2,515             103,371
                                                                              -------        ------------
Less expenses absorbed or waived                                                                   (8,674)
Less expenses paid indirectly                                                                        (356)
                                                                                             ------------
Total expenses                                                                                     94,341
                                                                                             ------------
Net Investment Loss                                                                               (20,974)
                                                                                             ------------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments                                                               (1,784,835)
Net change in unrealized appreciation/depreciation of investments                              (5,697,591)
                                                                                             ------------
Net Realized and Unrealized Loss on Investments                                                (7,482,426)
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $ (7,503,400)
                                                                                             ============


                             See accompanying notes

Delaware Diversified Growth Fund
Statements of Changes in Net Assets

                                                                                           Year Ended
                                                                                 09/30/01            9/30/00
                                                                                -----------        -----------
Increase (Decrease) in Net Assets from Operations:
Net investment loss                                                             $   (20,974)       $   (34,481)
Net realized gain (loss) on investments                                          (1,784,835)         1,440,111
Net change in unrealized appreciation/depreciation of investments                (5,697,591)         1,382,384
                                                                                -----------        -----------
Net increase/decrease in net assets resulting from operations                    (7,503,400)         2,788,014
                                                                                -----------        -----------

Dividends and Distributions to Shareholders from:
Net investment income:
    Class A                                                                               -                (29)
    Institutional Class                                                                   -            (12,681)
Net realized gain on investments:
    Class A                                                                          (4,480)            (1,070)
    Institutional Class                                                          (1,374,964)          (475,552)
In excess of net realized gain on investments
    Class A                                                                            (268)                 -
    Institutional Class                                                             (82,317)                 -
                                                                                -----------        -----------
                                                                                 (1,462,029)          (489,332)
                                                                                -----------        -----------

Capital Share Transactions:
Proceeds from shares sold:
    Class A                                                                               -             54,894
    Institutional Class                                                           3,600,179          3,200,110
Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                           4,748              1,099
    Institutional Class                                                           1,457,281            488,233
                                                                                -----------        -----------
                                                                                  5,062,208          3,744,336
                                                                                -----------        -----------
Cost of shares repurchased:
    Class A                                                                               -            (23,590)
    Institutional Class                                                                   -         (2,300,000)
                                                                                -----------        -----------
                                                                                          -         (2,323,590)
                                                                                -----------        -----------

Increase in net assets derived from capital share transactions                    5,062,208          1,420,746
                                                                                -----------        -----------

Net Increase (Decrease) in Net Assets                                            (3,903,221)         3,719,428

Net Assets:
Beginning of period                                                              14,615,420         10,895,992
                                                                                -----------        -----------
End of period                                                                   $10,712,199        $14,615,420
                                                                                ===========        ===========

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                              Class A
                                                                    -------------------------------------------------------
                                                                                                                   Period
                                                                                                                 12/2/96 (1)
                                                                                     Year Ended                      to
                                                                    09/30/01    9/30/00    9/30/99     9/30/98     9/30/97
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                 $12.350    $10.300     $8.990     $10.160      $8.500

Income (loss) from investment operations:
  Net investment income (loss) (2)                                    (0.013)    (0.032)     0.036       0.082       0.067
  Net realized and unrealized gain (loss) on investments              (5.162)     2.544      1.354      (0.755)      1.601
                                                                    -------------------------------------------------------
  Total from investment operations                                    (5.175)     2.512      1.390      (0.673)      1.668
                                                                    -------------------------------------------------------

Less dividends and distributions from:
  Net investment income                                                    -     (0.012)    (0.080)     (0.076)     (0.008)
  Net realized gain on investments                                    (1.165)    (0.450)         -      (0.421)          -
  In excess of net realized gain on investments                       (0.070)         -          -           -           -
                                                                    -------------------------------------------------------
  Total dividends and distributions                                   (1.235)    (0.462)    (0.080)     (0.497)     (0.008)
                                                                    -------------------------------------------------------
Net asset value, end of period                                        $5.940    $12.350    $10.300      $8.990     $10.160
                                                                    -------------------------------------------------------
Total return (3)                                                     (45.68%)    24.61%     15.52%      (6.91%)     19.64%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                                $26        $47        $10         $12          $8
  Ratio of expenses to average net assets                              0.75%      0.75%      0.75%       0.75%       0.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly                    1.12%      1.13%      1.28%       2.28%       1.70%
  Ratio of net investment income (loss) to average net assets         (0.17%)    (0.26%)     0.36%       0.83%       0.91%
  Ratio of net investment income (loss) to average net assets
    prior to expense limitation and expenses paid indirectly          (0.54%)    (0.64%)    (0.17%)     (0.70%)     (0.03%)
  Portfolio turnover                                                     67%        91%       120%        163%         84%

----------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended September 30, 1998, 1999, 2000 and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager.

                             See accompanying notes

Delaware Diversified Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       Institutional Class
                                                                    -------------------------------------------------------
                                                                                                                   Period
                                                                                                                 12/2/96 (1)
                                                                                     Year Ended                      to
                                                                    09/30/01    9/30/00    9/30/99     9/30/98     9/30/97
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                 $12.350    $10.300     $8.990     $10.160      $8.500

Income (loss) from investment operations:
   Net investment income (loss) (2)                                   (0.013)    (0.032)     0.036       0.082       0.067
   Net realized and unrealized gain (loss) on investments             (5.162)     2.544      1.354      (0.755)      1.601
                                                                     ------------------------------------------------------
   Total from investment operations                                   (5.175)     2.512      1.390      (0.673)      1.668
                                                                     ------------------------------------------------------

Less dividends and distributions from:
   Net investment income                                                   -     (0.012)    (0.080)     (0.076)     (0.008)
   Net realized gain on investments                                   (1.165)    (0.450)         -      (0.421)          -
   In excess of net realized gain on investments                      (0.070)         -          -           -           -
                                                                     ------------------------------------------------------
   Total dividends and distributions                                  (1.235)    (0.462)    (0.080)     (0.497)     (0.008)
                                                                     ------------------------------------------------------

Net asset value, end of period                                        $5.940    $12.350    $10.300      $8.990     $10.160
                                                                     ======================================================

Total return (3)                                                     (45.68%)    24.61%     15.52%      (6.91%)     19.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                          $10,686    $14,568    $10,886      $2,227      $2,393
    Ratio of expenses to average net assets                            0.75%      0.75%      0.75%       0.75%       0.75%
    Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly                  0.82%      0.83%      0.98%       1.98%       1.40%
    Ratio of net investment income (loss) to average net assets       (0.17%)    (0.26%)     0.36%       0.83%       0.91%
    Ratio of net investment income (loss) to average net assets
      prior to expense limitation and expenses paid indirectly        (0.24%)    (0.34%)     0.13%      (0.40%)      0.27%
    Portfolio turnover                                                   67%        91%       120%        163%         84%

--------------------------------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the periods ended September 30, 1998, 1999, 2000 and 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The returns reflect a waiver and payment of fees by the manager.

                             See accompanying notes

Delaware Diversified Growth Fund
Notes to Financial Statements
September 30, 2001

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a deferred sales charge of 1% if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of September 30, 2001, only the Class A and Institutional Class have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $290 for the year ended September 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2001 were approximately $66. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through November 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees. No distribution expenses are paid by the Institutional Class shares.

At September 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC              $3,654

Dividend disbursing, transfer agent fees,
accounting and other expenses payable to DSC            $511

Other expenses payable to DMC and affiliates          $1,310

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended September 30, 2001, the Fund made purchases of $12,012,498 and sales of $8,445,861 of investment securities other than U.S. government securities and short-term investments.

At September 30, 2001, the cost of investments for federal income tax purposes was $14,863,156. At September 30, 2001, net unrealized depreciation was $4,147,915, of which $156,292 related to unrealized appreciation of investments and $4,304,207 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of September 30, 2001 of $18,245, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2009.

4. Capital Shares

Transactions in capital shares were as follows:

                                                                            Year
                                                                            Ended
                                                              09/30/01                  09/30/00
                                                            -------------------------------------
Shares sold:
        Class A..........................................            -                      4,654
        Institutional Class..............................      465,438                    267,920

Shares issued upon reinvestment of dividends and
  distributions:
       Class A........................................             498                         93
       Institutional Class............................         152,595                     41,517
                                                            -------------------------------------
                                                               618,531                    314,184
                                                            -------------------------------------
Shares repurchased:
       Class A........................................               -                     (1,883)
       Institutional Class............................               -                   (186,235)
                                                            -------------------------------------
                                                                     -                   (188,118)
                                                            -------------------------------------
Net increase (decrease)                                        618,531                   (126,066)
                                                            =====================================

5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2001 or at any time during the year.

6. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2001, the Fund designates distributions paid during the year as follows:

         (A)                (B)                (C)                (D)
         Long-Term          Ordinary           Total              Qualifying
         Capital Gains      Income             Distributions      Dividends
         Distributions      Distributions      (Tax Basis)        (1)
         (Tax Basis)        (Tax Basis)
         ----------------------------------------------------------------------

         9%                 91%                100%               -

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV - Delaware Diversified Growth Fund

We have audited the accompanying statement of net assets of Delaware Diversified Growth Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 2, 1996 (commencement of operations) through September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Growth Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period December 2, 1996 (commencement of operations) through September 30, 1997, in conformity with accounting principles generally accepted in the United States.


                                                         /s/ Ernst & Young LLP
                                                         ---------------------
                                                            Ernst & Young LLP

Philadelphia, Pennsylvania
November 2, 2001